DELAWARE GROUP® ADVISER FUNDS

Delaware Diversified Income Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Statutory Prospectus dated February 28, 2014

Effective as of the date of this supplement, the following replaces the information in the section entitled “Fund summary – Who manages the Fund? – Investment manager”:

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	February 2001
Wen-Dar Chen, Ph.D.	Vice President, Portfolio Manager – International Debt	May 2007
Thomas H. Chow, CFA	Senior Vice President, Chief Investment Officer – Corporate Credit	May 2007
J. David Hillmeyer, CFA	Vice President, Senior Portfolio Manager	February 2011
Steven A. Landis	Vice President, Senior Portfolio Manager – Emerging Markets Debt	September 2013
Christopher M. Testa, CFA	Senior Vice President, Senior Portfolio Manager	June 2014

Effective as of the date of this supplement, the following replaces the biographical information in the section entitled “Who manages the Fund – Portfolio managers.”

Portfolio managers

Roger A. Early, Paul Grillo, Wen-Dar Chen, Thomas H. Chow, J. David Hillmeyer, Steven A. Landis, and Christopher M. Testa have primary responsibility for making day-to-day investment decisions for the Fund.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Paul Grillo, CFA, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo was a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Wen-Dar Chen, Ph.D., Vice President, Portfolio Manager — International Debt
Wen-Dar Chen, Ph.D., is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for constructing global investment themes, international portfolio strategic asset allocation, and risk management. He has specialized in quantitative fixed income investments since 1986. Before he joined Delaware Investments in mid-2004 as a senior international debt analyst, he was a quantitative analyst in global asset-backed securities, credit strategies, and portfolio strategies at J.P. Morgan Securities. Since 1998, he has worked to promote the asset-backed securities business in Asia, and published the book, Asset-Backed Securitization – Theory and Practice, in Asia in 2002. He worked at Salomon Brothers from 1993 to 1996, and Lehman Brothers from 1990 to 1993, during which time he gained experience with government securities trading desks, proprietary trading of structured products, financial strategies, and index strategies groups. Dr. Chen’s degrees include a bachelor’s degree in atmospheric sciences from the National Taiwan University, a master’s degree in meteorology from the South Dakota School of Mines and Technology, and a Ph.D. in geophysical fluid dynamics from Princeton University.

Thomas H. Chow, CFA, Senior Vice President, Chief Investment Officer – Corporate Credit
Thomas H. Chow is a senior member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation with respect to credit and related strategies. His experience includes asset liability management solutions and credit risk opportunities that span the ratings and global spectrum. In 2001, he joined Delaware Investments as a portfolio manager, after working as a trader of high grade and high yield securities, as well as structured vehicles, at SunAmerica/AIG from 1997 to 2001. He began his investment career as an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

J. David Hillmeyer, CFA, Vice President, Senior Portfolio Manager
J. David Hillmeyer is a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and asset allocation of the diversified floating rate strategy. Additionally, he serves as co-portfolio manager for the fixed rate multisector and core plus strategies. Prior to joining Delaware Investments in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995.

Hillmeyer earned his bachelor’s degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Steven A. Landis, Vice President, Senior Portfolio Manager – Emerging Markets Debt
Steven A. Landis is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for emerging markets debt. Prior to joining Delaware Investments in May 2013, he worked with FH International Asset Management from 2000 to 2013 as a portfolio manager for emerging markets debt total return strategies. Before that, Landis worked for five years as director of fixed income with Winmill & Co. Previously, he held trading positions with Barclays de Zoete Wedd Securities, ED&F Man, and WG Trading Company. Landis started his career with Kidder Peabody in New York, where he analyzed client interest rate exposure and implemented hedging and trading strategies. He earned a bachelor’s degree in economics from Beloit College and an MBA with a concentration in finance from Columbia Business School.

Christopher M. Testa, CFA, Senior Vice President, Senior Portfolio Manager
Christopher M. Testa joined Delaware Investments in January 2014 as a senior portfolio manager in the firm’s corporate credit portfolio management group. He helps manage both investment grade and high yield corporate credit. Prior to joining the firm, Testa worked as a portfolio manager who focused on high yield credit at S. Goldman Asset Management from 2009 to 2012 and Princeton Advisory Group from 2012 to 2013. From 2001 to 2009, he served as head of U.S. credit at Drake Management, and prior to that he was head of credit research and a high yield portfolio manager at Goldman Sachs Asset Management. Testa has more than 20 years of experience analyzing and investing in high yield and distressed credit. He earned his bachelor’s degree in economics, with a minor in government, from Hamilton College, and an MBA in finance with a concentration in investments from The Wharton School of the University of Pennsylvania.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 19, 2014.